                                                                    Exhibit 10.1
                         NON-NEGOTIABLE PROMISSORY NOTE

$75,000.00                                                    September 18, 2001


FOR MONEY BORROWED, the undersigned (the "Company") promises to pay to the order of Jeffry D. Frisby, an individual resident of Davie County, North Carolina (hereinafter, the "Holder"), the principal sum of Seventy-Five Thousand ($75,000.00) Dollars upon the terms and conditions set forth in this Note.

The unpaid principal amount of this Note shall bear interest from and after the date hereof at the Prime Rate, as published in the Southeast edition of the Wall Street Journal, plus .75% per annum until paid. Unless prepaid, the principal amount of this Note and all accrued interest shall be payable on the earlier of
(i) the date that is 60 days from the date hereof; or (ii) the date that is 5 business days after receipt by the Company of payment of 50% of that certain customer receivable in the amount of $498,858.75 evidenced by their Purchase Order # 261451. This Note may be prepaid in whole or in part at any time without premium or penalty. Any such prepayments shall be credited first to any accrued and unpaid installments of interest and then to principal.

The following shall be grounds for declaration of default under this Note (each an "Event of Default"): (a) failure of the Company to pay any principal of, or interest on, this Note as and when the same become due and payable; and (b) the filing by or against the Company of any petition seeking liquidation, reorganization, arrangement, readjustment of debts or for any other relief under the Bankruptcy Code or under any other act or law pertaining to insolvency or creditor relief, whether state, federal or foreign, now or hereafter existing. Upon the occurrence and during the continuance of any Event of Default, Holder may, upon written notice to the Company, declare all amounts due hereunder immediately due and payable.

If any payment on this Note becomes due and payable on a Saturday, Sunday or other day on which commercial banks in the State of North Carolina are authorized or required by law to close, the maturity thereof shall be extended to the next succeeding business day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

No remedy herein conferred upon Holder is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy hereunder or now or hereafter existing at law or in equity or by statute or otherwise. No course of dealings between the Company and Holder and no delay or failure to exercise any rights hereunder shall operate as a waiver of or otherwise prejudice any of Holder's rights with respect to this Note.

If this Note is referred to an attorney for collection, the Company agrees to pay all of Holder's costs of collection, including reasonable attorney's fees. In addition, the Company agrees to pay the reasonable legal expenses actually incurred by Holder to document and execute this Note.

This Note is not negotiable and may not be transferred or assigned without the prior written consent of the Company.


THIS NOTE IS MADE AND DELIVERED IN WINSTON-SALEM, NORTH CAROLINA AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NORTH CAROLINA WITHOUT REGARD TO CONFLICTS OF LAW.


IN WITNESS WHEREOF, the Company has caused this instrument to be signed in its corporate name by its duly authorized officer and its seal to be affixed hereto as of the day and year first written above.


                                             FRISBY TECHNOLOGIES, INC.



                                             By:  /s/ John L. Ruggiero
                                                -----------------------------
                                             Name: John L. Ruggiero
                                             Title:   Chief Financial Officer


                                       2